UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 15, 2003



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


            NEW YORK                   333-54992                11-2571221
(State or other jurisdiction of      (Commission              (IRS Employer
         incorporation)              File Number)            Identification No.)


 3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK                          11572
 (Address of Principal Executive Offices)                          (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Exhibits.

   Exhibit
     No.                                Description
     ---                                -----------
     99.1 Press Release of American Medical Alert Corp., a New York corporation (the "Company"), dated May 15, 2003, announcing the results for the quarter ended March 31, 2003.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 15, 2003, the Company issued a press release announcing the results for the quarter ended March 31, 2003.

     A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.






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


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 15, 2003

                                          AMERICAN MEDICAL ALERT CORP.


                                          By: /s/ Jack Rhian
                                              ---------------------------------
                                              Name:  Jack Rhian
                                              Title: Executive Vice President
                                                     and Chief Operating Officer














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


                                  EXHIBIT INDEX
                                  -------------


   Exhibit
     No.                                Description
     ---                                -----------
     99.1 Press Release of American Medical Alert Corp., a New York corporation (the "Company"), dated May 15, 2003, announcing the results for the quarter ended March 31, 2003.














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